Exhibit 99.1
ADVENTRX PHARMACEUTICALS Refining therapies for life

ADVENTRX cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ADVENTRX will be unable to raise sufficient capital to fund the projects necessary to meet its goals; the risk that preclinical results are not indicative of the success of subsequent clinical trials and the results of pending clinical trials; the risk the FDA determines ADVENTRX's product candidates are not bioequivalent to the applicable reference product; difficulties or delays in developing, manufacturing, obtaining regulatory approval for and marketing ADVENTRX's product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ADVENTRX's product candidates; patent and non-patent exclusivity covering Navelbine(r) and Taxotere(r); and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX's public filings with the Securities and Exchange Commission are available at http://www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to update any forward-looking statement as set forth in this presentation to reflect events or circumstances arising after the date on which it was made. Safe Harbor Statement

ADVENTRX Overview Oncology-focused specialty pharmaceutical company (AMEX:ANX) Developing late-stage product candidates New formulations of approved products Two launches anticipated in 2010 Lower cost, lower risk approach Bioequivalence trials High margin products Markets addressable with small sales force

Innovative approach reduces cost & risk

Unlike other companies' drugs, ADVENTRX formulations are designed to enhance safety rather than efficacy

- Designed to be bioequivalent (BE) to the reference product

New Drug Application (NDA) approvals via bioequivalence trials

- Single, small (~30 patient) BE studies; FDA affirmed
- Pharmacokinetic (PK) endpoint reduces risk
- File under Section 505(b)(2) (not an ANDA)
- Obtain a unique J-code for Medicare reimbursement

Share-shifting commercialization strategy

- Leverages an established market
- Small sales team to target oncology Group Purchasing Organizations (GPO's) and large individual practices
- Awareness campaigns (fixed properties, pharmacoeconomics, CME)
- Post-approval differentiation & label change (promotion)
  - Obtain approval prior to investment in differentiation
  - Label-change trial paid for with profits rather than with dilution

ADVENTRX PHARMACEUTICALS 4

ADVENTRX Formulation Technology Features A stable lipid-in-water emulsion Active drug is dissolved in homogeneous lipid microspheres Manipulation of emulsifiers and stabilizers prevents aggregation; unique to each molecule Non-toxic ingredients (GRAS, NOAEL, other approved drugs) Advantages Plasma enzymes rapidly degrade lipid spheres; distribution and pharmacokinetics aren't altered Provides a chemical buffer between active drug and surrounding cells Dissolution of non-water-soluble molecules Technology applicable to many molecules ANX-530 (vinorelbine emulsion) ANX-514 (docetaxel emulsion)

Development Overview Product Development Steps ANX-530 ANX-514 Preclinical Studies File IND Initiate Bioequivalence Trial Complete Bioequivalence Trial Scale-Up Manufacturing Pre-NDA Meeting with FDA Submit NDA FDA Approval

ANX-530 - Vinorelbine Emulsion New formulation of Navelbine Indicated for NSCLC (& Breast, EU) Generic as of 2003 $200M world-wide sales Inadequate launch; under-utilized Injection site reactions in ~30% of patients* ADVENTRX product (ANX-530) Delivers same serum levels of drug Designed to reduce injection site reactions "Re-launch" with proper pricing & promotion Can leverage recent clinical studies *Source: Navelbine package insert

ANX-530 Bioequivalence Study Positive Results - Endpoint Met Statistically equivalent pharmacokinetics observed between ANX-530 & Navelbine

ANX-530 Bioequivalence Study Positive Safety Results ANX-530 Navelbine P value Injection Site Reactions 1 9 <0.01 Infusion Site Phlebitis 1 7 0.03 Infusion Site Irritation 0 1 - Infusion Site Pruritis 0 1 - In Post-Hoc Analyses, ANX-530 Demonstrated Statistically Significant Reduction in Injection Site Reactions

ANX-530 U.S. Commercial Strategy Current U.S. Market Overview: ~$20M in sales (Navelbine & generic equivalents) Growing demand despite lack of promotion ADVENTRX's Strategy Leverage clinical benefits & provide favorable practice economics (pricing/discounting) Deploy a focused, business-to-business sales team Remove payer & reimbursement barriers to adoption Obtain separate J-code Address coverage issues, if identified, using health economics benefits Invest in further clinical differentiation & expansion of demand Outlicense Ex.-U.S.

Winton 06/2005 Anita 09/2006 Generics Entrance Increasing U.S. Vinorelbine Demand Recent growth driven by large randomized studies U.S. Oncology Vinorelbine Trend of Use (mgs 2003-2007)

ADVENTRX ANX-530 Pricing Evaluation: Oct. 2008 Vinorelbine Conjoint derived (N = 70) ANX-530 Market Research & Forecast Third Party Conjoint Study of 70 U.S.-Based Medical Oncologists NSCLC Preference Share NSCLC Preference Share NSCLC Preference Share NSCLC Preference Share Therapy Misc. J-code WAC +6% Unique J-code ASP+6%, 0% disc. ^ ANX-530 74.6% +-9.3 70.9% +-9.3 +1.3% Vinorelbine 25.4% +-9.3 29.1% +-9.3 -1.3% Share preference unaffected by reimbursement code even at 10x generic pricing Oncologist Preference for ANX-530 at 10x Generic Pricing Prior to J-code Assignment ANX-530 75% 71% 29% 25%

ANX-530 is an opportunity to re-launch vinorelbine with an improved formulation U.S. market opportunity can be significantly enlarged through premium pricing and non-generic reimbursement strategy Small, affordable, business-to-business focused national accounts sales force to target existing users Market research predicts high penetration Long patent protection (U.S.; 2024) Estimated out of pocket expense from preclinical to NDA submission: ~$10MM ANX-530 Product Review

New formulation of Taxotere Indicated in 5 cancer types Established patent-protected product (2010) $3B world-wide sales Polysorbate-80 in formulation associated with hypersensitivity Steroid premedication may reduce hypersensitivity, but introduces new side effects ADVENTRX Product (ANX-514) Single-vial, lyophilized presentation Designed to eliminate hypersensitivity, edema, and other side effects caused by detergent Equivalent PK in 2 animal models Can be launched (2010) before generics come to market (2012) Can retain premium pricing and adoption after generic introduction ANX-514 (Docetaxel Emulsion)

Dose Level = 1 mg/kg. Duration of Infusion = 5 minutes. Crossover Study Design. (n= 4 animals per group) ADVENTRX data on file ANX-514 Preclinical Results Plasma Histamine Levels Statistically lower hypersensitivity observed following ANX-514 administration compared to Taxotere in an animal model

Current U.S. Market Overview: ~$1 Billion in U.S. sales Competitors seeking 2010 launch expected to contain polysorbate-80 ADVENTRX's Strategy Leverage patient benefits & provide favorable practice economics (pricing/discounting) Expand business-to-business sales team Reduce payer & reimbursement barriers to adoption Strong health economic story to ANX-514 vs. Taxotere Entrench detergent-free formulation to minimize impact of detergent-containing generics in 2012 ANX-514 U.S. Commercial Strategy

Docetaxel composition patent expires May 14, 2010 Taxotere formulation patents begin to expire July 3, 2012 ANX-514 Patent Opportunity Potential 2-year lead time in U.S. over generic Taxotere May 2010 July 2012 ANX-514 (detergent-free) Taxotere generic docetaxel Potential 2 year lead time

ADVENTRX ANX-514 Web-based Survey of 100 Oncologists: Oct. 2008 ANX-514 Market Research & Forecasting Oncologist's Willingness to Switch Patients to ANX-514 Prior to J-code Assignment "Upon launch of ANX-514, and prior to assignment of the product J-code, you estimate that you would begin using ANX-514 instead of Taxotere for what portion of your planned docetaxel patients?"

ADVENTRX ANX-514 Web-based Survey of 100 Oncologists: Oct. 2008 ANX-514 Market Research & Forecasting Oncologist's Willingness to Remain with Premium-Priced ANX-514 After Generic Availability "In 2012, once generic Taxotere is available, assume that for a year there is a large spread between the quickly-falling acquisition price of generic Taxotere, being driven down by competing generic manufacturers and the payor reimbursement rates due to the lag time (assume that ANX-514 pricing and reimbursement remains the same with no impact due to generics), what would your planned use of ANX-514 be?"

Life-cycle extension away from the innovator Long patent protection (U.S.; 2027) Significant lead time over generics Anticipated clinical advantage post-generic entrants $1B existing U.S. market opportunity Estimated out of pocket expense from preclinical to NDA submission: ~$11MM ANX-514 Product Review

Develop drugs in less time, with less money & risk, while achieving high rates of return on invested capital Sustainable business model Reproducible, scalable, and physician-driven Technology-agnostic Late-stage product candidates Two products anticipated to be generating sales in 2010 Investment Opportunity

Q1 2009 Complete enrollment in BE study of ANX-514 (docetaxel emulsion) Q2 2009 Submit New Drug Application for ANX-530 (vinorelbine emulsion) Announce results from BE study of ANX-514 (docetaxel emulsion) Q3 2009 Submit New Drug Application for ANX-514 (docetaxel emulsion) Near Term Regulatory Milestones

Mark N. K. Bagnall, Executive Vice President & Chief Financial Officer Metabolex Inc.; Metrika, Inc.; Progenitor, Inc.; Somatix Therapy Corp.; Hana Biologics, Inc. Brian M. Culley, M.S., M.B.A., Chief Business Officer & SVP Business Development Immusol; UCSD Technology Transfer and Intellectual Property Dept.; Neurocrine Biosciences Mark Erwin, Senior Vice President, Operations Centric Health Finance, LLC ;Ligand Pharmaceuticals; IDEC Pharmaceuticals; Eli Lilly & Co. Michele L. Yelmene, Vice President, Regulatory Affairs & Quality Assurance Perlan Therapeutics, Genzyme Corp., Mallinckrodt Jose R. Hechavarria, Vice President, Manufacturing HechTech Pharma Consult; Bristol Myers Squibb; DuPont Pharmaceuticals Patrick L. Keran, J.D., General Counsel Isis Pharmaceuticals; Heller Ehrman; Brobeck, Phleger & Harrison Brandi Roberts, C.P.A., M.B.A., Vice President, Finance Artes Medical; Strategene; Pfizer, Inc. ADVENTRX Team

Jack Lief, Chairman President, CEO, Cofounder and Director, Arena Pharmaceuticals Evan M. Levine Former CEO & President, ADVENTRX Pharmaceuticals, Inc. Mark N. K. Bagnall Chief Financial Officer & Executive Vice President, ADVENTRX Pharmaceuticals Alex J. Denner, Ph.D. Icahn Partners LP, Icahn Partners Master Fund LP; Director, ImClone Systems Michael M. Goldberg, M.D. Partner, Montaur Capital Partners Mark J. Pykett, V.M.D., Ph.D. President and COO, Alseres Pharmaceuticals Inc.; Cofounder, Cytomatrix Eric K. Rowinsky, M.D. Chief Medical Officer, ImClone Systems Inc. ADVENTRX Board of Directors

ADVENTRX PHARMACEUTICALS Refining therapies for life